                                                                    EXHIBIT 10.2

                                    FORM OF
                                TENDER AGREEMENT

     THIS TENDER AGREEMENT (this "Agreement") dated as of December 17, 1999 is entered into by and among GE Energy Services, Inc., a Delaware corporation ("Parent"), Emmy Acquisition Corp., a Delaware corporation and wholly owned
subsidiary of Parent ("Buyer"), and           , in his capacity as a stockholder
of the Company and a resident of the State of           ("Securityholder"), with
respect to certain equity securities owned by Securityholder of Showpower, Inc., a Delaware corporation (the "Company"), and, for purposes of Section 1.7 hereof, the Company.

                                  WITNESSETH:

     WHEREAS, Parent, Buyer and the Company have entered into an Agreement and Plan of Merger (the "Merger Agreement") dated as of the date hereof pursuant to which Buyer has agreed to make a cash tender offer described therein and thereafter merge with and into the Company (the "Merger") in accordance with the provisions of the Delaware General Corporation Law of the State of Delaware;

     WHEREAS, as of the date hereof, Securityholder beneficially owns and has the power to vote certain shares of the common stock, par value $.01 per share, of the Company (the "Company Common Stock"); and

     WHEREAS, in consideration of Buyer's and Parent's agreements herein and in the Merger Agreement, Securityholder has agreed to cooperate with Buyer and Parent with respect to the acquisition of the Company by Parent and Buyer upon the terms and subject to the conditions set forth in the Merger Agreement.

     NOW, THEREFORE, in contemplation of the foregoing and in consideration of the mutual agreements, covenants, representations and warranties contained herein and for other good and valuable consideration, the receipt of which is hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

          1. Certain Covenants.

             1.1 Lock-Up. Securityholder hereby covenants and agrees during the term of this Agreement that (a) except as consented to in writing by Parent in its sole discretion, Securityholder will not, directly or indirectly, sell, transfer, assign, pledge, hypothecate or otherwise dispose of or limit its right to vote in any manner any of the Securities (as hereinafter defined), or agree to do any of the foregoing, and (b) Securityholder will not take any action which would have the effect of preventing or disabling Securityholder from performing its obligations under this Agreement.

             1.2 No Solicitation. During the term of this Agreement, neither Securityholder nor any person acting as an agent of Securityholder or otherwise on Securityholder's behalf shall, directly or indirectly, solicit, encourage or initiate negotiations with, or provide any information to, any corporation, partnership, person or other entity or group (other than Parent or an affiliate or an associate of Parent) concerning any sale, transfer, pledge or other disposition or conversion of the Securities. Securityholder will immediately cease and cause to be terminated any existing activities, discussions or negotiations with any parties conducted heretofore with respect to any of the foregoing. Securityholder will notify Buyer immediately if any party contacts Securityholder following the date hereof (other than Buyer or an affiliate or associate of Buyer) concerning any sale, transfer, pledge or other disposition or conversion of the Securities.

             1.3 Voting Agreement.

                (a) Securityholder has revoked or terminated any proxies, voting agreements or similar arrangements previously given or entered into with respect to the Securities and hereby irrevocably appoints Buyer, during the term of this Agreement, as proxy for Securityholder to vote (or refrain from voting) in any manner as Buyer, in its sole discretion, may see fit, all of the Securities of Securityholder for Securityholder and in Securityholder's name, place and stead,

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           at any annual, special or other meeting or action of the
           securityholders of the Company, as applicable, or at any adjournment thereof or pursuant to any consent of securityholders of the Company, in lieu of a meeting or otherwise, with respect to (i) the adoption and approval of the Merger Agreement, (ii) any extraordinary corporate transaction (other than the Merger), such as a merger, consolidation, business combination, tender or exchange offer, reorganization, recapitalization, liquidation or other change of control involving the Company or any of its subsidiaries, including, but not limited to, any Acquisition Proposal (as defined in the Merger Agreement), and (iii) any sale or transfer of a material amount of the assets or securities of the Company or any of its subsidiaries (other than pursuant to the Merger). The parties acknowledge and agree that neither Buyer, nor Buyer's successors, assigns, subsidiaries, divisions, employees, officers, directors, shareholders, agents and affiliates shall owe any duty to, whether in law or otherwise, or incur any liability of any kind whatsoever, including without limitation, with respect to any and all claims, losses, demands, causes of action, costs, expenses (including reasonable attorney's fees) and compensation of any kind or nature whatsoever to Securityholder in connection with, as a result of or otherwise relating to any vote (or refrain from voting) by Buyer of the Securities subject to the irrevocable proxy hereby granted to Buyer at any annual, special or other meeting or action or the execution of any consent of the securityholders of the Company.

                (b) Notwithstanding the foregoing grant to Buyer of the irrevocable proxy, in the event Buyer elects not to exercise its rights to vote the Securities pursuant to the irrevocable proxy, Securityholder agrees to vote all of the Securities during the term of this Agreement (i) if the issue on which Securityholder is requested to vote is a proposal to approve the Merger, Securityholder agrees to vote in favor of or give its consent to, as applicable, such transaction or (ii) otherwise in the manner directed by Buyer at any annual, special or other meeting or action of securityholders of the Company, in lieu of a meeting or otherwise with respect to any issue brought before the securityholders of the Company.

             1.4 Tender of Securities.

                (a) Securityholder agrees to tender, and not withdraw, the Securities owned by Securityholder to Buyer in the Initial Offer (as defined in the Merger Agreement), and in any event no later than 10 business days following the commencement of the Initial Offer.

                (b) Buyer shall withhold 10% of Securityholder's gross aggregate Offer Price (as defined in the Merger Agreement) received in the Initial Offer for the Securities (which amount is equal to
           $          at a $7 per share Offer Price) and place such amount into
           an escrow account (the "Indemnification Escrow") pursuant to the terms of an escrow agreement in substantially the form of Exhibit A hereto (the "Escrow Agreement"). The funds in the Indemnification Escrow shall secure the indemnification obligations of Securityholder and shall be distributed to Securityholder on the first anniversary of the Closing, subject to claims made in accordance with the Indemnification Agreement (as defined in the Merger Agreement).

             1.5 Public Announcement. Securityholder shall consult with Parent before issuing any press releases or otherwise making any public statements with respect to the transactions contemplated herein and shall not issue any such press release or make any such public statement without the approval of Buyer, except as may be required by law.

             1.6 Stop Transfer Instruction. Promptly following the date hereof, Securityholder and Buyer shall deliver joint written instructions to the Company and to the Company's transfer agent stating that the Securities may not be sold, transferred, pledged, assigned, hypothecated or otherwise disposed of in any manner without the prior written consent of Buyer or except in accordance with the terms and conditions of this Agreement.

             1.7 Debt to the Company. Pursuant to the terms of Securityholder's note payable to the Company and related pledge agreement (collectively, the "Loan Agreement"), the Company hereby

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        consents to Securityholder entering into this Agreement and agreeing to tender the Securities in the Initial Offer.

          2. Representation and Warranties.

             2.1 Representations and Warranties of Buyer and Parent. Buyer and Parent, hereby jointly and severally, represent and warrant to Securityholder, as of the date hereof and as of the date Buyer purchases shares of Company Common Stock pursuant to the Initial Offer, as follows:

                (a) Authorization. Each of Buyer and Parent is a corporation duly organized, validly existing and in good standing under the laws of its state of incorporation. Each of Buyer and Parent has all requisite power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. Each of Buyer and Parent has duly authorized, executed and delivered this Agreement and this Agreement is a legal, valid and binding agreement of Buyer, enforceable against Buyer in accordance with its terms.

             2.2 Representations and Warranties of
        Securityholder. Securityholder hereby represents and warrants to Buyer and Parent, as of the date hereof and as of the date Buyer purchases shares of Company Common Stock pursuant to the Initial Offer, as follows:

                (a) Ownership.  Securityholder is the sole record and beneficial
           owner of, and has good and marketable title to,                shares
           of Company Common Stock (collectively, the "Securities"), in each case free and clear of all liabilities, claims, liens, options, proxies, charges, participations and encumbrances of any kind or character whatsoever, except for any security interest securing the obligations under the Loan Agreement.

                (b) Authorization. Securityholder has all requisite power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby and has sole voting power and sole power of disposition, with respect to all of the Securities owned by Securityholder with no restrictions on its voting rights or rights of disposition pertaining thereto. Securityholder has duly authorized, executed and delivered this Agreement and this Agreement is a legal, valid and binding agreement of Securityholder, enforceable against Securityholder in accordance with its terms.

                (c) No Violation. Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will (a) require Securityholder to file or register with, or obtain any material permit, authorization, consent or approval of, any governmental agency, authority, administrative or regulatory body, court or other tribunal, foreign or domestic, or any other entity, or (b) violate, or cause a breach of or default under, any contract, agreement or understanding, any statute or law, or any judgment, decree, order, regulation or rule of any governmental agency, authority, administrative or regulatory body, court or other tribunal, foreign or domestic, or any other entity or any arbitration award binding upon Securityholder. No proceedings are pending which, if adversely determined, will have a material adverse effect on any of the Securities. Securityholder has not previously assigned or sold any of the Securities to any third party.

                (d) Securityholder Has Adequate Information. Securityholder is a sophisticated seller with respect to the Securities and has adequate information concerning the business and financial condition of the Company to make an informed decision regarding the sale of the Securities and has independently and without reliance upon Buyer or Parent and based on such information as Securityholder has deemed appropriate, made its own analysis and decision to enter into this Agreement. Securityholder acknowledges that neither Buyer nor Parent has made and neither make any representation or warranty, whether express or implied, of any kind or character except as expressly set forth in this Agreement. Securityholder acknowledges that the agreements contained herein with respect to the Securities by Securityholder are irrevocable, and that Securityholder shall have no recourse to the Securities or Buyer or Parent, except with respect to breaches of representations, warranties, covenants and agreements expressly set forth in this Agreement, and pursuant to indemnities contained herein.

                (e) Buyer's Excluded Information. Securityholder acknowledges and confirms that (a) Buyer or Parent may possess or hereafter come into possession of certain non-public information concerning the Securities and the Company which is not known to Securityholder and which may be material to Securityholder's decision to sell the Securities ("Buyer's Excluded Information"), (b) Securityholder has requested not to receive Buyer's Excluded Information and has determined to sell the Securities notwithstanding its lack of knowledge of Buyer's Excluded Information, and (c) Buyer and Parent shall have no liability or obligation to Securityholder, in connection with, and Securityholder hereby waives and releases Buyer and Parent from, any claims which Securityholder or its successors and assigns may have against Buyer or Parent (whether pursuant to applicable securities laws or otherwise) with respect to, the non-disclosure of Buyer's Excluded Information; provided, however, nothing contained in this Section 2.2(e) shall limit Securityholder's right to rely upon the express representations and warranties made by Buyer and Parent in this Agreement, or Securityholder's remedies in respect of breaches of any such representations and warranties.

                (f) No Setoff. Securityholder has no liability or obligation related to or in connection with the Securities other than the obligations to Buyer and Parent as set forth in this Agreement. There are no legal or equitable defenses or counterclaims that have been or may be asserted by or on behalf of the Company, as applicable, to reduce the amount of the Securities or affect the validity or enforceability of the Securities.

          3. Survival of Representations and Warranties. The respective representations and warranties of Securityholder, Parent and Buyer contained herein or in any certificates or other documents delivered in connection herewith shall not be deemed waived or otherwise affected by any investigation made by the other party hereto, and each representation and warranty contained herein shall survive the closing of the transactions contemplated hereby until the expiration of the applicable statute of limitations, including extensions thereof.

          4. Specific Performance. Securityholder acknowledges that Buyer and Parent will be irreparably harmed and that there will be no adequate remedy at law for a violation of any of the covenants or agreements of Securityholder which are contained in this Agreement. It is accordingly agreed that, in addition to any other remedies which may be available to Buyer and Parent upon the breach by Securityholder of such covenants and agreements, Buyer and Parent shall have the right to obtain injunctive relief to restrain any breach or threatened breach of such covenants or agreements or otherwise to obtain specific performance of any of such covenants or agreements.

          5. Miscellaneous.

             5.1 Term. This agreement shall terminate upon the termination of the Merger Agreement.

             5.2 Expenses. Each of the parties hereto shall pay its own expenses incurred in connection with this Agreement. Each of the parties hereto warrants and covenants to the others that it will bear all claims for brokerage fees attributable to action taken by it.

             5.3 Binding Effect. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective representatives and permitted successors and assigns.

             5.4 Entire Agreement. This Agreement contains the entire understanding of the parties and supersedes all prior agreements and understandings between the parties with respect to its subject matter. This Agreement may be amended only by a written instrument duly executed by the parties hereto.

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             5.5 Headings.  The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Time is of the essence with respect to all provisions of this Agreement.

             5.6 Assignment. This Agreement may not be transferred or assigned by Securityholder but may be assigned by Buyer to any of its affiliates or to any successor to its business and will be binding upon and inure to the benefit of any such affiliate or successor.

             5.7 Counterparts. This Agreement may be executed in two counterparts, each of which shall be an original, but both of which together shall constitute one and the same Agreement.

             5.8 Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given if so given) by delivery, telegram or telecopy, or by mail (registered or certified mail, postage prepaid, return receipt requested) or by any national courier service, provided that any notice delivered as herein provided shall also be delivered by telecopy at the time of such delivery. All communications hereunder shall be delivered to the respective parties at the following addresses (or at such other address for a party as shall be specified by like notice, provided that notices of a change of address shall be effective only upon receipt thereof):

(a)                                      If to Parent or Buyer:

                                         General Electric Company
                                         4200 Wildwood Parkway
                                         Atlanta, Georgia 30339
                                         Attention: Briggs L. Tobin, Esq.
                                         Telecopy: (770) 859-7012

                                         with a copy to:

                                         King & Spalding
                                         191 Peachtree Street
                                         Atlanta, Georgia 30303-1763
                                         Attention: C. William Baxley, Esq.
                                                Mark E. Thompson, Esq.
                                         Telecopy: (404) 572-5100

(b)                                      If to Securityholder:

                                         Telecopy:

             5.9 Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware, without regard to its principles of conflicts of laws.

             5.10 Enforceability. The invalidity or unenforceability of any provision or provisions of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect.

             5.11 Further Assurances. From time to time at or after the date Buyer purchases shares of Company Common Stock pursuant to the Initial Offer, at Buyer's request and without further consideration, Securityholder shall execute and deliver to Buyer such documents and take such action as Buyer may reasonably request in order to consummate more effectively the transactions contemplated hereby and to vest in Buyer good, valid and marketable title to the Securities, including, but not limited to, using its best efforts to cause the appropriate transfer agent or registrar to transfer of record the Securities.

     IN WITNESS WHEREOF, Buyer, Parent, Securityholder and the Company have caused this Agreement to be duly executed as of the day and year first above written.

                                          EMMY ACQUISITION CORP.

                                          By:
                                          --------------------------------------
                                                            Name
                                                           Title

                                          GE ENERGY SERVICES, INC.

                                          By:
                                          --------------------------------------
                                                            Name
                                                           Title

                                          --------------------------------------
                                          Securityholder

                                          SHOWPOWER, INC.,
                                          for purposes of Section 1.7 only

                                          By:
                                          --------------------------------------
                                                            Name
                                                           Title

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                                                                       EXHIBIT A
                                ESCROW AGREEMENT

     THIS ESCROW AGREEMENT (this "Agreement"), dated as of                ,
2000, is entered into by and among GE Energy Services, Inc., a Delaware corporation ("Parent"), Emmy Acquisition Corp., a Delaware corporation and wholly owned subsidiary of Parent ("Buyer"), and G. Lawrence Anderson and John
J. Campion, in their capacity as the stockholder representatives (the "Stockholder Representatives") of the stockholders identified on Schedule I hereto (the "Securityholders") of Showpower, Inc., a Delaware corporation (the
"Company"), and                , a                banking corporation, as escrow
agent (the "Escrow Agent"). Capitalized terms used but not otherwise defined in this Agreement shall have the meanings ascribed to such terms in the Indemnification Agreements (as hereinafter defined).

                                  WITNESSETH:

     WHEREAS, Parent, Buyer and the Company have entered into an Agreement and
Plan of Merger (the "Merger Agreement") dated as of December   , 1999 pursuant
to which Buyer has agreed to make a cash tender offer described therein and thereafter merge with and into the Company (the "Merger") in accordance with the provisions of the Delaware General Corporation Law of the State of Delaware;

     WHEREAS, as of the date hereof, Stockholder Representatives are the representatives of the Securityholders who beneficially own and have the power
to vote in the aggregate [               ] shares of the common stock, par value
$.01 per share, of the Company (the "Company Common Stock") as set forth on
Schedule I hereto;

     WHEREAS, concurrently with the execution and delivery of the Merger Agreement, Parent, Buyer, the Stockholder Representatives and each of the Securityholders have entered into agreements, dated as of the date hereof (the "Indemnification Agreements"), pursuant to which, among other things, each Securityholder has irrevocably appointed the Stockholder Representatives as their agent and attorney-in-fact and has agreed to indemnify Parent and Buyer for breaches of representations, warranties and covenants contained in the Merger Agreement, subject to the terms and conditions contained in the Indemnification Agreement;

     WHEREAS, concurrently with the execution and delivery of the Merger Agreement, Parent, Buyer, the Company and each of the Securityholders have entered into agreements, dated as of the date hereof (the "Tender Agreements"), pursuant to which, among other things, each Securityholder has agreed to tender his shares of Company Common Stock in the Initial Offer (as defined in the Merge Agreement);

     WHEREAS, Section 1.4(b) of the Tender Agreements provides for Buyer to withhold from the Offer Price (as defined in Section 1.1(a) of the Merger Agreement) payable to the Securityholders and deliver to the Escrow Agent
[               ] in the aggregate (the "Indemnification Escrow Fund") (each
Securityholder's portion of such Indemnification Escrow Fund is identified on
Schedule I hereto) on the date the shares of Company Common Stock are purchased by Buyer pursuant to the Initial Offer (the "Purchase Date"); and

     WHEREAS, Parent, Buyer and each Securityholder intend for the Indemnification Escrow Fund to secure the indemnification obligations of such Securityholder under Section 3 of the Indemnification Agreements and to be held by the Escrow Agent in accordance with the provisions of this Agreement;

     NOW, THEREFORE, in contemplation of the foregoing and in consideration of the mutual agreements, covenants, representations and warranties contained herein and for other good and valuable consideration, the receipt of which is hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

          1. Appointment of the Escrow Agent. Parent, Buyer and each Securityholder hereby appoint and designate the Escrow Agent as escrow agent to receive, hold and disburse the Indemnification Escrow Fund in accordance with the terms of this Agreement. The Escrow Agent hereby accepts its appointment as the escrow agent and agrees to receive, hold and disburse the Indemnification Escrow Fund and any income, interest or other amounts received thereon in accordance with the terms of this Agreement.

          2. The Indemnification Escrow Fund.

             2.1 Receipt of the Indemnification Escrow Fund. The Escrow Agent hereby acknowledges receipt of the Indemnification Escrow Fund.

             2.2 Investment of the Indemnification Escrow Fund. The Escrow Agent shall invest the Indemnification Escrow Fund as instructed by the Stockholder Representatives in (i) savings accounts with, repurchase agreements, or certificates of deposit issued by, federally chartered banks or trust companies, the assets of which are at least $100,000,000 in excess of their liabilities, (ii) United States Treasury Bills (or an investment portfolio or fund investing only in United States Treasury Bills), (iii) commercial paper rated in the highest grade by a nationally recognized credit rating agency or (iv) the [TREASURY OBLIGATIONS MONEY MARKET FUND] (as long as such money market fund is rated AAA by a nationally recognized credit rating agency), with the income from such invested cash being held by the Escrow Agent as part of the Indemnification Escrow Fund. The parties hereto agree that the income from such invested cash shall be recognized as income by each Securityholder for federal, state and local tax purposes.

             2.3 Disbursement of the Indemnification Escrow Fund. The Indemnification Escrow Fund shall secure each Securityholder's obligations with respect to a claim by a Buyer Indemnitee (as defined in Section 3.1 of the Indemnification Agreements) for indemnification from each Securityholder (an "Indemnity Claim") pursuant to the indemnification obligations set forth in Section 3 of the Indemnification Agreements.

                (i) The Escrow Agent shall disburse to any Buyer Indemnitee an amount equal to that Buyer Indemnitee's Indemnity Claim promptly following receipt of (A) the written consent or agreement of Parent and the Stockholder Representatives to the payment of such Indemnity Claim, specifying the amount thereof, or (B) a final decision, order, judgment or decree of an arbitrator or court having jurisdiction which is either not subject to appeal or as to which notice of appeal has not been timely filed or served (a "Final Decision") with respect to such Indemnity Claim, specifying the amount thereof.

                (ii) On the first anniversary of the Closing (as defined in Section 1.4 of the Merger Agreement), the Escrow Agent shall, subject to the disbursement of the Indemnification Escrow Fund pursuant to
           Section 2.3(i) of this Agreement, disburse to the Stockholder Representatives, or in the manner directed by the Stockholder Representatives, the remaining balance of the Indemnification Escrow Fund, less the amount of any unresolved Indemnity Claims of which the Escrow Agent has received notice.

          All disbursements from the Indemnification Escrow Fund shall be made by wire transfer of cash in immediately available funds to the person entitled thereto.

             2.4 Stockholder Representatives. Escrow Agent shall be able to rely conclusively, without inquiry or liability, on the instructions, agreements and decisions of the Stockholder Representatives, acting jointly, with respect to all actions or matters permitted to be taken by the Stockholder Representatives hereunder or under the Indemnification Agreements, and no party shall have any cause of action against Escrow Agent for any action taken by Escrow Agent in reliance upon the agreements, instructions or decisions of the Stockholder Representatives acting jointly. All actions, agreements, decisions and instructions of the Stockholder Representatives shall be conclusive and binding upon each Securityholder.

          3. Termination of the Indemnification Escrow Fund. The escrow provided for hereunder shall terminate upon the disbursement of the Indemnification Escrow Fund pursuant to Section 2.3(ii) of this Agreement.

          4. Covenants of the Escrow Agent. The Escrow Agent hereby agrees and covenants to Parent, Buyer, the Stockholder Representatives and each Securityholder as follows:

                (a) The Escrow Agent agrees to perform all of its obligations under this Agreement and not to deliver custody or possession of any of the Indemnification Escrow Fund to anyone except pursuant to the express terms of this Agreement.

                (b) The Escrow Agent agrees to send, within three (3) business days after receipt of a written notice from any party hereto, one copy of such written notice to all other parties hereto.

          5. Resignation and Removal of the Escrow Agent. The Escrow Agent may resign from the performance of its duties hereunder at any time by giving thirty (30) days' prior written notice to Parent and the Stockholder Representatives or may be removed, with or without cause, by Parent at any time by the giving of thirty (30) days' prior written notice to the Escrow Agent.

          Such resignation or removal shall take effect upon the appointment of a successor escrow agent as provided herein. Upon any such notice of resignation or removal, Parent and the Stockholder Representatives shall appoint a successor escrow agent hereunder, which shall be a commercial bank, trust company or other financial institution with a combined capital and surplus in excess of $100,000,000. Upon the acceptance in writing of any appointment as Escrow Agent hereunder by a successor escrow agent, such successor escrow agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Escrow Agent, and the retiring Escrow Agent shall be discharged from its duties and obligations under this Agreement, but shall not be discharged from any liability for actions taken as Escrow Agent hereunder prior to such succession. After any retiring Escrow Agent's resignation or removal, the provisions of this Agreement shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Escrow Agent under this Agreement.

          6. Liability of the Escrow Agent. The Escrow Agent shall have no liability or obligation with respect to the Indemnification Escrow Fund except for the Escrow Agent's willful misconduct or gross negligence. The Escrow Agent may rely upon any instrument, not only as to its due execution, validity and effectiveness, but also as to the truth and accuracy of any information contained therein, which the Escrow Agent shall in good faith believe to be genuine, to have been signed or presented by the person or parties purporting to sign the same and to conform to the provisions of this Agreement. The Escrow Agent may consult legal counsel selected by it in the event of any dispute or question of the construction of this Agreement, the Merger Agreement or the Indemnification Agreements or seek the assistance of a court of competent jurisdiction, and shall incur no liability and shall be fully protected in acting in accordance with the opinion or instruction of such counsel or such court. Provided that the Escrow Agent shall be in compliance with its duties hereunder, Parent and each Securityholder hereby jointly agree to indemnify and hold harmless the Escrow Agent against any and all losses, claims, damages, liabilities and expenses, including reasonable costs of investigation and counsel fees and disbursement, which may be imposed upon the Escrow Agent or incurred by the Escrow Agent in connection with its acceptance of appointment as escrow agent hereunder, or the performance of its duties hereunder, including any litigation arising from this Agreement or involving the subject matter hereof of the cash deposited hereunder.

          7. Compensation of the Escrow Agent. Parent shall compensate the Escrow Agent for performing its duties hereunder in accordance with
     Schedule II attached hereto.

          8. Miscellaneous.

             8.1 Binding Effect. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective representatives and permitted successors and assigns.

             8.2 Entire Agreement. This Agreement contains the entire understanding of the parties and supersedes all prior agreements and understandings between the parties with respect to its subject matter. This Agreement may be amended only by a written instrument duly executed by the parties hereto.

             8.3 Headings. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

             8.4 Waiver. Any party hereto may, at its option, waive in writing any or all of the conditions herein contained to which its obligations hereunder are subject. No waiver of any provision of this Agreement, however, shall constitute a waiver of any other provision (whether similar or not similar), nor shall such waiver constitute a continuing waiver unless otherwise expressly provided.

             8.5 Time of the Essence. Time is of the essence with respect to all provisions of this Agreement.

             8.6 Assignment. This Agreement may not be transferred or assigned by any Securityholder but may be assigned by Parent or Buyer to any of its affiliates or to any successor to its business and will be binding upon and inure to the benefit of any such affiliate or successor.

             8.7 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be an original, but all of which together shall constitute one and the same Agreement.

             8.8 Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given if so given) by delivery, telegram or telecopy, or by mail (registered or certified mail, postage prepaid, return receipt requested) or by any national courier service, provided that any notice delivered as herein provided shall also be delivered by telecopy at the time of such delivery. All communications hereunder shall be delivered to the respective parties at the following addresses (or at such other address for a party as shall be specified by like notice, provided that notices of a change of address shall be effective only upon receipt thereof):

(a)                                      If to Parent or Buyer:

                                         General Electric Company
                                         4200 Wildwood Parkway
                                         Atlanta, Georgia 30339
                                         Attention: Briggs L. Tobin, Esq.
                                         Telecopy: (770) 859-7012

                                         with a copy to:

                                         King & Spalding
                                         191 Peachtree Street
                                         Atlanta, Georgia 30303-1763
                                         Attention: C. William Baxley, Esq.
                                                    Mark E. Thompson, Esq.
                                         Telecopy: (404) 572-5146

(b)                                      If to Stockholder Representatives:

                                         Showpower, Inc.
                                         18420 South Sante Fe Avenue
                                         Rancho Dominguez, California 90221
                                         Attention: G. Lawrence Anderson
                                                    John J. Campion
                                         Telecopy: (310) 604-1671

                                         with a copy to:

                                         Baker & Daniels
                                         300 North Meridian Street
                                         Indianapolis, Indiana 46204
                                         Attention: David C. Worrell, Esq.
                                         Telecopy: (317) 237-1000

(c)                                      If to the Escrow Agent:
                                         Attention:
                                         Telecopy:

             8.9 Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware, without regard to its principles of conflicts of laws.

             8.10 Enforceability. The invalidity or unenforceability of any provision or provisions of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect.

             8.11 Further Assurances. From time to time at or after the Purchase Date, at Parent's or Buyer's request and without further consideration, the Stockholder Representatives shall execute and deliver to Parent or Buyer such documents and take such action as Parent or Buyer may reasonably request in order to consummate more effectively the transactions contemplated by this Agreement.

     IN WITNESS WHEREOF, Buyer, Parent, the Stockholder Representatives and the Escrow Agent have caused this Agreement to be duly executed as of the day and year first above written.

                                          EMMY ACQUISITION CORP.

                                          By:
                                            ------------------------------------
                                                            Name
                                                           Title

                                          GE ENERGY SERVICES, INC.

                                          By:
                                            ------------------------------------
                                                            Name
                                                           Title

                                          STOCKHOLDER REPRESENTATIVE,
                                          on behalf of the Securityholders
                                          identified on Schedule I hereto


                                          --------------------------------------
                                                   G. Lawrence Anderson

                                          STOCKHOLDER REPRESENTATIVE,
                                          on behalf of the Securityholders
                                          identified on Schedule I hereto


                                          --------------------------------------
                                                     John J. Campion

                                          [ESCROW AGENT]

                                          By:
                                            ------------------------------------
                                                            Name
                                                           Title

                                   SCHEDULE I
                                SECURITYHOLDERS

                       SECURITYHOLDER                         NUMBER OF SHARES   PORTION OF ESCROW
                       --------------                         ----------------   -----------------
John J. Campion and Esther Ash..............................      209,184           $146,428.80
G. Laurence and Thressa Anderson............................      104,012             72,808.40
Stephen R. Bernstein........................................      113,670             79,569.00
Jeffrey B. Stone............................................      359,828            251,879.60
Joseph A. Ades..............................................      148,633            104,043.10
Robert E. Masterson.........................................      244,329            171,030.30
David C. and Annika Bernstein...............................      180,093            126,065.10
Vincent A. Carrino..........................................       55,132             38,592.40
Eric C. Jackson.............................................       75,493             52,845.10

                                                                     SCHEDULE II

                        COMPENSATION OF THE ESCROW AGENT

Escrow Agent's Fee: [$                    ]

     The Escrow Agent's fee for the term of this Escrow Agreement is due at signing.

     Out of pocket expenses such as, but not limited to, postage, courier, insurance, overnight mail, long distance telephone, stationery, travel, legal or accounting, etc., will be billed at cost.

     These fees do not include extraordinary services which will be priced according to time and scope of duties.

     It is acknowledged that the schedule of fees shown above is acceptable for the services mutually agreed upon and the undersigned authorizes to perform these services.

     All escrow agent fees and expense reimbursements shall be paid by
               .